Exhibit 99.1

 Investor Presentation  November 2018  DRAFT v18

 This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often use words such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “should,” “will,” or other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. The statements presented herein with respect to Howard Bancorp, Inc.'s (“Howard”) beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intensions, and future performance, including our growth strategy and expansion plans, including potential acquisitions, our expectations regarding non-interest expense cost reductions, improving efficiency and optimizing our footprint, increasing operating leverage, and expected balance sheet growth and increased return on assets, are forward-looking. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which may be beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: deterioration in general market conditions and economic trends in the United States generally, and particularly in the markets in which Howard operates and in which its loans are concentrated, including the effects of any future deterioration in housing markets, increase in unemployment levels, or slowdowns in economic growth, or a return to recessionary conditions; our ability to enter new markets successfully and capitalize on growth opportunities, to successfully integrate acquired entities, and to otherwise implement our growth strategy Howard’s level of nonperforming assets and the costs associated with resolving problem loans including litigation and other costs; changes in market interest rates, which may increase funding costs and reduce earning asset yields and thus reduce our margins; the impact of changes in interest rates and the credit quality and strength of underlying collateral; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial and industrial loans in our loan portfolio; our need to comply with extensive regulatory requirements and changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements and the potential expenses in complying with new or revised regulations or policies; possible additional loan losses and impairment of the collectability of loans; Howard’s ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate liquidity internally or raise capital on favorable terms; any impairment of Howard's goodwill or other intangible assets; system failure or cybersecurity breaches of Howard’s network security; competition from both from traditional financial service providers and from non-banks that have started to offer products and services traditionally provided by banks, including technology-oriented financial services (FinTech) companies that are subject to limited regulation; our ability to successfully keep pace with technological change affecting the financial services industry; Howard’s ability to recruit and retain key employees; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and man-made disasters including terrorist attacks; the effects of any reputation, credit, interest rate, market, operational, legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above; and the costs associated with resolving any problem loans, litigation and other risks and uncertainties, including those discussed in Howard’s Form 10-K for the year ended December 31, 2017 and other documents filed by Howard with the Securities and Exchange Commission from time to time.   2  Forward Looking Statements

 Important Notice  3  Non-GAAP Financial MeasuresThe Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. Specifically, the Company reviews and reports core net income, core return on average assets, core efficiency ratio, core net interest margin, return on average net tangible equity, tangible common equity, tangible assets, ratio of tangible common equity to tangible assets, core return on average tangible common equity and tangible book value per common share. Although the Company believes these non-GAAP financial measures provide a greater understanding of its business, these measures are not necessarily comparable to similar measures that may be presented by other companies. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP. The Company has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Please refer to “GAAP/Non-GAAP Financial Measures” at the end of this presentation for a reconciliation of these non-GAAP financial measures.

 Introduction  4

Our Management Team

Deep senior management with over 200 years of combined experience

- Over 30 years of executive experience in the Maryland marketplace
- Past Chair Maryland Bankers Association, Past Chair Community Foundation of Howard County, Current Chair of Associated Catholic Charities
- Named 2018 Baltimore Industrialist of the Year; 2016 and 2017 Top 25 Women to Watch in Banking; 2018 Top Community Banker; 2012, 2015, 2016 Most Admired CEO

Mary Ann Scully
Chairman and CEO



- Over 28 years in banking in Maryland
- Former management at Mercantile Bank (now PNC)
- President of Wilmington Trust – Maryland, FSB
- Former CEO of 1st Mariner Bank and former consultant to the Board

Robert Kunisch, Jr.
President



- Over 34 years of banking and consulting experience
- Former Chief Administrative Officer for Howard Bank
- Former SVP, Strategic Planning at Allfirst (now M&T Bank)
- Head of Consumer and Small Business Product Development and Management at First National Bank of Maryland (now M&T Bank)

Charles E. Schwabe
Chief Risk Officer, EVP



- Over 26 years in commercial banking in Maryland
- Former senior financial management positions at Mercantile Bank in Baltimore (now PNC)
- Farmers & Mechanics Bank in Frederick (now PNC)
- Sequoia Bank in Bethesda (now United Bank)

George Coffman
Chief Financial Officer, Chief Investment Officer, EVP



- Over 40 years of commercial banking experience in Maryland
- Former EVP of Corporate Banking for PNC
- Former senior management team member at Mercantile Bank (now PNC)

Frank K. Turner
Chief Lending Officer, EVP



- Over 26 years of commercial banking experience in Maryland
- Former Credit Analyst for Mercantile Bank (now PNC)
- Maryland Market Credit Executive of PNC and Chief Credit Officer at 1st Mariner Bank

Thomas (Randy) Jones
Chief Credit Officer, EVP



- Over 21 years of commercial banking experience in Maryland
- Former Commercial Real Estate Lending team member for Mercantile Bank (now PNC)
- Former Chief Credit Officer for Howard Bank
- Recognized as a Next Leader in Banking, Howard County's Finest 39 under 39, and Baltimore Business Journals 40 under 40

Steven Poynot
Chief Information Officer, EVP



- Over 20 years in banking
- Management positions at Capital One Bank and M&T Bank
- Former Lieutenant Colonel in the United States Marine Corps
- Chief of Staff for the Maryland Department of Human Resources

Drew McKone
Director of Branch Distribution, SVP



Page 5

HOWARD BANCORP

Company Overview

Attractive commercially focused, Baltimore focused franchise

Branch Network



Manchester
Hampstead
White Hall
Jarrettsville
Forest Hill
Dublin
Oakwood
Rising Sun
Elkton
Bel Air
Havre de Grace
Fallston
Aberdeen
Cockeysville
Reisterstown
Riverside
Joppatowne
Edgewood
Hampton
Lutherville
Owings Mills
Towson
Carney
Joppa
Pikesville
Parkville
White Marsh
Station
Randallstown
Lochearn
Rosedale
Middle River
Baltimore
Kennedyville
Worton
Massey
Ellicott City
Dundalk
Arbutus
Baltimore Highlands
Edgemere
Columbia
Elkridge
Pumphrey
Chestertown
Glen Burnie
Jessup
Riviera Beach
Pomona
North Laurel
South Gate
Rock Hall
Laurel
Fort Meade
Pasadena
Lake Shore
Odenton
Severna Park
South Laurel
Cape St Claire
Arnold
Centreville
Greenbelt
Crofton
Annapolis
Chester
Seabrook
Bowie
Grasonville
Londontowne
Londontown
Ridgely
Mitchellville

- # 1 local business bank headquartered in Baltimore
- 21 branches, 3 regional offices, a LPO, and 10 mortgage offices across the footprint from Newark, DE to Annapolis, MD
- Built on consistent growth – balance sheet, revenue, returns – since founding
- Strong commercial bank focused on SMEs provides an excellent growth platform with significant acquisition and cross sell opportunities

Summary Financials ($mm)			
Selected Balance Sheet Data:	**Q3 2017**	**Q2 2018**	**Q3 2018**
Total Assets	$1,133	$2,182	$2,153
Total Loans	892	1,610	1,624
Total Deposits	862	1,566	1,625
Selected Profitability Data:			
Net Interest income	$9.8	$17.9	$18.6
Non-Interest Income	5.1	5.6	3.9
Non-Interest Expense[1]	11.6	25.1	16.4
Core Net Income	2.0	2.9	4.5
Key Performance Measures:			
Core ROAA	0.75%	0.55%	0.83%
Core Efficiency Ratio	74.7%	79.3%	69.7%

Source: S&P Global Market Intelligence
Note: Core figures exclude gain on sale of securities, amortization of intangibles and nonrecurring items; See appendix for reconciliation
(1) Includes nonrecurring expenses

Page 6

HOWARD BANCORP

First Mariner Merger

Transaction Overview

- Strategic merger of two Baltimore-focused commercial banks
- Created combined company with over $2.1B in assets and $1.6B in deposits
- Provided meaningful scale to be more relevant with clients and communities served
- Strengthened commercial focus
- Complementary cultures / business models
- Goal to create Baltimore's "Best Bank"

Merger Update

- Successfully closed merger of First Mariner in March 2018
- Completed systems conversion in May
- Identified and executed upon cost savings
  - Achieved 56% cost savings of First Mariner's Q3 2017 expenses
  - Original estimate was 37% cost savings of First Mariner's 2017 expenses
  - Additional cost savings opportunities identified
- Successful retention of key personnel
- Mortgage integration in process

Branches at Acquisition



Baltimore
Headquarters
1st Mariner Bank (14)
Howard Bancorp (13)

Page 7

HOWARD BANCORP

 Leading Baltimore Franchise  8  Largest locally headquartered bank  Source: S&P Global Market IntelligenceNote: Deposit data as of 6/30/2018

Baltimore MSA Demographics

Projected Average Household Income / Growth



$200,000
$150,000
$100,000
$50,000
$0
2024 Proj. Market Average HHI ($)
$182,922
1.7%
$146,504
2.1%
2.2%
$115,959
$124,068
2.1%
2.4%
$110,010
1.9%
$126,888
3.0%
2.3%
1.5%
0.8%
0.0%
2024 Proj. Median HHI CAGR (%)
Howard
Anne Arundel
Baltimore County
Harford
Cecil
Maryland State

2019 – 2024 Projected Population Growth



6.0%
4.0%
2.0%
0.0%
5.6%
3.9%
2.4%
2.6%
1.8%
3.0%
Howard
Anne Arundel
Baltimore County
Harford
Cecil
Maryland State

- Median income in served counties exceeds the national average by 33.5%
- Unemployment stands at 4.3% in Baltimore County as of August 2018
- Overall GDP for the Baltimore MSA is approximately $192 billion annually
  - Johns Hopkins University
  - Johns Hopkins APL
  - University of Maryland Medical Center
  - Northrop Grumman
  - NSA/Fort Meade
  - Aberdeen Proving Grounds
  - MedStar Health
  - USNA
- Cutting edge technologies with significant growth in Baltimore
  - Bio-health
  - Advanced Manufacturing
  - Cybersecurity
- Over 580,000 small businesses based in Maryland employing over 1 million Maryland residents

Page 9

Sources: S&P Global Market Intelligence, FRED, Baltimore Business Journal, SBA, US Department of Labor

HOWARD BANCORP

 Franchise Highlights  10  Attractive, commercially-focused, Baltimore franchise with 23% insider ownership(1)Strong capital position to enable organic and acquired growthIncreasing reliance on low cost core deposits (38% Transaction Deposits)Restructured mortgage business line will improve efficiency and lessen earnings volatilitySignificant operating leverage and resulting profitability ramp from now integrated First Mariner acquisition  (1) As disclosed in most recent proxy filing; insider defined as a director, executive officer or individual owning at least 5% of the outstanding common stock

 Financial Performance  11

 Third Quarter Highlights  Net income and earnings per basic share improved as the company experienced lower merger related expenses. Earnings per basic share improved by 23.5% over 3rd Quarter 2017Third quarter sequential loan growth equaled 1% reflecting focus on growth in commercial loans (increasing 3.8%); acknowledging cyclical headwinds in non-owner occupied commercial real estateTransaction deposit levels remained strong at 38% of total deposits while overall deposits grew 4% sequentially during the quarter as we focused funding on local customers (CDs at comparable rates) versus FHLB advances. Cost of interest bearing deposits remained low at 0.80% for the quarterNet interest margin, net of fair market value adjustments on loans, was stable at 3.66%Cost savings from the merger are on track to exceed initial estimates Mortgage originations were $130 million and the team continues to focus both on higher margin and larger revenue generating loans  12

 Summary of Quarterly Financial Performance  13  Source: S&P Global Market Intelligence; Company filingsNote: Core figures exclude gain on sale of securities, amortization of intangibles and nonrecurring items; See appendix for reconciliation(1) Includes nonrecurring expenses

 Historical Financial Performance  Source: S&P Global Market Intelligence; Company filings(1) Includes nonrecurring expenses(2) Core figures exclude gain on sale of securities, amortization of intangibles and nonrecurring items; See appendix for reconciliation   14

 Net Interest Margin  As reported NIM has remained relatively stable for the first nine months of 2018Accretion of FMV continues to be a small portion of overall interest incomeThe difference between reported NIM and NIM excluding FMV accretion has remained relatively stable with a small increase in Q3 2018Slight uptick in the Q3 primarily related to pre-payment of a single loanUptick similar to what we have seen in previous mergers  15  NIM Trends  Accretion Level of Interest Income ($mm)

 Achieved cost saves of 56% of Q3 2017 First Mariner expenses at Q3 2018 Merger cost savings goal was 37% of First Mariner’s 2017 expenses Achieved overall cost saves of 26% of combined expenses  16  Cost Savings

 Non-Interest Expense  Non-interest expenses related to the mortgage division have decreased to 15.7% of total non-interest expense from 22.3%Overall non-interest expenses, net of merger costs, have decreased over $3 million  17  Since June 30, 2018  Focus in Third Quarter and Beyond  Q3 operating expenses of $16.4 million included approximately $500k of residual duplicative operating expenses incurred early in the quarter as consolidation was finalized (which will not impact future periods)Finalizing plans for an additional annualized $1.5 to $2 million in non-interest expense cost reductions related to occupancy, vendors, and other efficienciesBranch network analysis underway to improve efficiency and optimize footprint over the next few years  Non-Interest Expense

 Mortgage Operations  18  Continue efforts to reduce overall volatility of the revenue streamThird quarter production was $130 million down from $242 million in the second quarter. The consumer direct channel was $70 million in the second quarterFocus both on higher margin and larger revenue generating loansRelationships in Baltimore and surrounding areas complements our platformManageable impact on future earnings results

 Non-Interest Income  Service Charges and other types of non-interest income generated by core banking activities continue to increase after the mergerReducing reliance on mortgage income Mortgage income accounted for 46.6% of non-interest income in Q3 2018, down from 66.4% in Q2 2018(1)Mortgage income accounted for 7.3% of total revenues in Q3 2018, down from 16.2% in Q2 2018  19  June 30, 2018(1)  September 30, 2018(1)  (1) Excludes gains and losses    $5.6 million  $3.9 million

 Profitability  20  Return on average assets normalizing after integration of First Mariner and optimization of mortgage business  Source: S&P Global Market Intelligence; Company filingsNote: Core figures exclude gain on sale of securities, amortization of intangibles and nonrecurring items; See appendix for reconciliation  Core ROAA vs. ROAA

Operating Leverage

- **Recent initiatives will increase operating leverage**
  - Achieved cost savings and experiencing benefits of scale from First Mariner merger
  - Optimizing lower profitability lines of business such as mortgage
  - Further branch optimization
- **Balance sheet positioned for growth**
  - Improved loan mix
  - Strong core deposit base providing low cost of funds
  - Low deposit beta to benefit future earnings growth in current environment
  - Unique positioning in the market
- **Stable NIM and asset growth to increase return on assets**
  - Stable net interest margin of 3.66%
  - High single digit asset growth

Page 21

HOWARD BANCORP

Proactive Risk Management Culture

- Focus on Risk Management is a core value of the organization
- Multi-faceted risk management
  - ***Training:*** All customer-facing employees have strong business fluency
  - ***Compensation:*** Relationship managers are tasked with gathering both loans and deposits. A portion of their compensation on loan growth is only achievable if deposit gathering goals are met
  - ***Communication:*** Chief Risk Officer team includes the Chief Compliance Officer, ISO, BSA Officer, General Counsel, and Fraud Monitoring
  - ***Portfolio Management:*** Chief Credit Officer focuses on asset classes and limiting concentrations within the portfolio. NPAs managed aggressively and worked out as appropriate
  - ***Accountability:*** Utilize a committee structure for loan approvals with committee approval required for loans above $2 million. Signature authority managed through the CEO and CCO

Page 22

HOWARD BANCORP

 Asset Quality  23  NPAs / Total Assets  NCOs / Average Loans (%) (1)  Reserves / NPLs (%)  Reserves / Loans (%)    Source: S&P Global Market Intelligence; Company filingsNote: Data as of or for the twelve months ended each respective yearNCOs / Average Loans data annualized as of or for the three months ended in each respective quarterAccrual Status TDRs  Loan discounts of $13.2 million as of 9/30/2018 from the acquisition; 1.26% coverage ratio for total portfolio loans including FMV adjustments on acquired loans47.3% of classified loans came through the acquisition

Summary of Recent Performance

- **20% EPS accretion between Q3 2017 and Q3 2018**
- **Double digit C&I loan growth**
  - Further opportunities in core base plus verticals
  - Higher value added loan mix
- **High level of transaction deposits**
  - Increasing reliance on core deposits (38% Transaction Deposits)
  - Higher value added deposit mix (0.80% cost of deposits)
- **Stable core net interest margin**
- **Reduced reliance on volatile and marginally profitable mortgage banking income**
  - Higher quality non interest income mix
- **Exceeding 37% target cost savings with First Mariner merger**
  - 56% actual and 26% combined cost savings
  - Additional savings identified to be actualized in 2019
- **Unique positioning as largest locally headquartered bank in the attractive consolidating Greater Baltimore market**
  - Only bank focused on SME

Page 24

HOWARD BANCORP

 Loan and Deposit Composition  25

 Loan Mix  26  Continued diversification into C&I loans and away from acquired residential loans in both the Howard and First Mariner portfolios Diversification offsets cyclical trends in non-owner occupied interim financing sectorNon-performing assets decreased from 1.50% at June 30, 2018 to 1.46% at September 30, 2018  September 30, 2018  $1,624 million

 CRE Loan Mix  27  $515 Million CRE Portfolio  September 30, 2018

 Deposit Mix  28  Increase in CDs from campaign using comparable rates marketed toward local customers  $1,625 million  September 30, 2018

Improving Funding Mix

Attractive Funding Mix

- Howard has grown deposits organically and through acquisitions
- Deposits increased by $59 million, or 4%, to $1.6 billion in Q3 2018
- Focused funding on local customers versus FHLB advances
    - Cost of interest bearing deposits remained low at 0.80% for Q3
- Q3 shows the continuation of a strong transactional deposit base and ability to maintain clients in the highest quality accounts
- Shifted non-transaction account funding away from more volatile sources into core deposits
- Trailing 4 quarter deposit beta of 15.0%[2]

Historical Deposit Composition ($mm)[1]



$747
$54
$174
$237
$283
$809
$63
$183
$265
$298
$864
$72
$218
$270
$305
$1,550
$152
$415
$446
$538
$1,566
$157
$470
$409
$530
$1,625
$198
$420
$499
$508
2015
2016
2017
Q1 '18
Q2 '18
Q3 '18
MMDA & Other Savings
Total Time Deposits
Demand Deposits
NOW & Other Trans. Accounts

Source: S&P Global Market Intelligence
(1) First Mariner merger completed in Q1 2018
(2) Deposit beta calculated by dividing the absolute change in the cost of interest-bearing deposits between 9/30/2017 and 9/30/2018 by the absolute change in the Federal Funds Target Rate over the same period

Page 29

HOWARD BANCORP

 Lack of Deposit & Loan Concentration  30

 Offering Considerations  31

 Offering Summary  Issuer  Howard Bancorp, Inc. (NASDAQ: HBMD)  Security  Security Rating  Format  Offering Amount  Maturity  Coupon Type  Optional Redemption  Holding Company subordinated debt  BBB by Egan-Jones Bond Rating Agency  Reg D (settlement through DTC / DTC eligible)  $20.0 million  10 years  Fixed rate for 5 years paid semi-annually; floating rate until maturity paid quarterly  5 year “no call”  Covenants  Consistent with regulatory requirements for Tier 2 capital  General corporate purposes  Use of Proceeds  Sole Placement Agent  Keefe, Bruyette & Woods, A Stifel Company  32  Note: An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the senior or subordinated notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency

 33  Impact of Offering  Note: Holding company capital ratios as of as of 9/30/2018; Assumes gross proceeds of a $20mm subordinated debt offering less offering related expenses;(1) Double leverage ratio assumes 86% of net proceeds are down streamed to Howard Bank to keep two years of cash coverage in the holding company   Pro Forma Capital Ratios  (1)

Historical Interest Coverage

Historical Interest Coverage

Dollars in thousands	2015	2016	2017	Q1 '18	Q2 '18	Q3 '18	
	Annual			Quarterly			
Bank-Level Equity	$85,049	$90,826	$121,374	$293,758	$291,692	$295,413	
Consolidated Equity	92,899	85,790	132,253	291,708	289,470	293,550	
Double Leverage Ratio	92%	106%	92%	101%	101%	101%	
Interest Coverage							
Total Deposit Interest	$2,611	$3,470	$3,997	$1,350	$1,729	$2,322	A
Total Debt Interest	461	1,092	1,170	862	1,556	1,467	B
Total Interest Expense	$3,072	$4,562	$5,167	$2,212	$3,285	$3,789	C = A + B
Pre-Tax Income	2,115	8,239	10,352	(7,419)	(3,068)	5,412	D
Pre-Tax Income (excluding non-recurring items)[1]	6,459	8,181	10,932	2,695	2,630	5,200	E
Pre-Tax Income							
Interest Coverage (Excluding Deposit Interest Expense)	**5.6x**	**8.5x**	**9.8x**	**(7.6x)**	**(1.0x)**	**4.7x**	(D + B) / B
Interest Coverage (Including Deposit Interest Expense)	**1.7x**	**2.8x**	**3.0x**	**(2.4x)**	**0.1x**	**2.4x**	(D + C) / C
Pre-Tax Income (excluding non-recurring items)[1]							
Interest Coverage (Excluding Deposit Interest Expense)	**15.0x**	**8.5x**	**10.3x**	**4.1x**	**2.7x**	**4.5x**	(E + B) / B
Interest Coverage (Including Deposit Interest Expense)	**3.1x**	**2.8x**	**3.1x**	**2.2x**	**1.8x**	**2.4x**	(E + C) / C

Source: S&P Global Market Intelligence

Note: Dollars in thousands; Data as of or for the twelve months ended each respective year; Q1 '18 data as of or for the three months ended 3/31/2018; Q2 '18 data as of or for the three months ended 6/30/2018; Q3 '18 data as of or for the three months ended 9/30/2018
(1) Non-recurring items include realized gain / (loss) on securities, non-recurring revenue and nonrecurring expense; See appendix for reconciliation

Page 34

HOWARD BANCORP

APPENDIX  35

 Quarterly Financial Performance  36  Source: 2018 Q3 earnings release

 Quarterly Financial Performance  37  Source: 2018 Q3 earnings release

 GAAP / Non-GAAP Reconciliation  38  After-Tax Nonrecurring Items  Pre-tax Income Before Nonrecurring Items  Core Net Income and Core ROAA  Note: Core numbers assume a 35.0% statutory tax rate for 2017 and earlier; Core numbers assume a 21.0% statutory tax rate for 2018

 GAAP / Non-GAAP Reconciliation  39  Tangible Common Equity Ratio  Tangible Book Value Per Common Share  Note: Core numbers assume a 35.0% statutory tax rate for 2017 and earlier; Core numbers assume a 21.0% statutory tax rate for 2018  Core ROATCE

 GAAP / Non-GAAP Reconciliation  40  Core Net Interest Margin  Core Efficiency Ratio